Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.
Exhibit 10.1
AGREEMENT FOR TERMINATION OF LEASE AND VOLUNTARY SURRENDER OF PREMISES

This Agreement for Termination of Lease and Voluntary Surrender of Premises (this “Agreement”) is made and entered into as of May 4, 2023 (the “Effective Date”), by and between ARE-MA REGION NO. 88 TENANT, LLC, a Delaware limited liability company (“Landlord”), and TOAST, INC., a Delaware corporation (“Tenant”), with reference to the following:

RECITALS

A.Landlord and Tenant are now parties to that certain Lease dated as of June 12, 2015, as amended by a First Amendment to Lease dated September 17, 2016, a Second Amendment to Lease dated February 14, 2017, a Third Amendment to Lease dated as of May 23, 2017, a Fourth Amendment to Lease dated as of February 6, 2019 (the “Fourth Amendment”), a Fifth Amendment to Lease dated as of May 14, 2019, that certain Sixth Amendment to Lease dated as of December 16, 2020 (the “Sixth Amendment”), and that certain Seventh Amendment to Lease dated as of August 1, 2021 (the “Seventh Amendment”)(as amended, the “Lease”). Pursuant to the Lease, Tenant leases from Landlord certain “Premises” (i) known as Suite 801, containing approximately 111,294 rentable square feet of space on the eighth floor (the “Eighth Floor Premises”), and (ii) known as Suite 502 containing approximately 22,495 rentable square feet on the fifth floor (the “Fifth Floor Premises”), located in that certain building addressed at 401 Park Drive, Boston, Massachusetts, as more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.The term of the Lease is scheduled to expire on December 31, 2029.

C.Tenant and Landlord desire, subject to the terms and conditions set forth below, to (i) accelerate the expiration date of the term of the Lease with respect to the Eight Floor Premises to June 30, 2023, and (ii) accelerate the expiration date of the term of the Lease with respect to the Fifth Floor Premises to December 31, 2024.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises made herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.Eight Floor Premises Termination.

(a)Eighth Floor Termination Date. Landlord and Tenant agree, subject to the terms and conditions set forth herein, to accelerate the expiration date of the Lease with respect to the Eighth Floor Premises, from December 31, 2029, to June 30, 2023 (the “Eighth Floor Termination Date”).

(b)Eighth Floor Termination Payment. Subject to the terms of this Section 1(b), Tenant shall pay to Landlord simultaneously with its execution of this Agreement, in immediately available funds, the amount of $15,656,000.00 (the “Eighth Floor Termination Payment”) as consideration for Landlord entering into this Agreement with respect to the Eighth Floor Premises. The Eighth Floor Termination Payment shall be payable by Tenant in three installments, as follows:
(i) $[***] shall be paid by Tenant to Landlord concurrent with Tenant’s delivery of a signed copy of this Agreement by Tenant, (ii) $[***] shall be paid by Tenant to Landlord on June 30, 2023, and (iii) the remaining $[***] shall be paid by Tenant to Landlord on December 31, 2024.

A portion of the Eighth Floor Termination Payment in the amount of $[***] (the “Non-Contingent Payment”) shall be non-refundable under any and all circumstances. The remainder of the Termination Payment in the amount of $[***] (the “Contingent Payment”), or such portion thereof as provided below, will be refunded to Tenant under the following scenario, and only under the following scenario: in the event that Landlord enters into a new lease agreement for the entirety of the Eighth Floor Premises (and not less than the entirety of the Eighth Floor Premises) with a third party or parties (any such third party, a “New Tenant”) pursuant to which the New Tenant actually commences paying rent on the entire Eighth Floor Premises during the period from [***] through [***] (the “Contingency Period”), Landlord shall reimburse to Tenant all or a portion of the Contingent Payment as set forth in the table below:

Date in which Rent is First Collected	Amount Reimbursable to Tenant
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Following [***], there shall be no refund of the Contingent Payment or any portion thereof to Tenant. For the avoidance of doubt, Landlord shall be entitled to include free rent periods in new leases without the same constituting “rent” for purposes of this section or otherwise triggering an obligation to pay any refund to Tenant hereunder, and security deposits and advance rent paid during the Contingency Period shall not be considered “rent” for these purposes and shall not trigger any obligation to pay any refund to Tenant hereunder.

(c)Annual Fixed Rent, Operating Expenses and Taxes. Tenant shall continue to be responsible for the payment of all Annual Fixed Rent, the Operating Expenses Excess, payments in lieu of Tenant’s share of real estate taxes and all other obligations due under the Lease as provided for under the Lease with respect to the entire Premises through the Eighth Floor Termination Date. Tenant shall not be required to pay Annual Fixed Rent, Operating Expenses Excess or payments in lieu of Tenant’s share of real estate taxes with respect to the Eighth Floor Premises for any period following the Eighth Floor Termination Date so long as Tenant surrenders the Eighth Floor Premises in strict compliance with the terms of Section 1(d) of this Agreement and the Lease.

(d)Termination and Surrender. Tenant shall voluntarily surrender the Eighth Floor Premises on the Eighth Floor Termination Date as provided in this Agreement. Tenant agrees to cooperate reasonably with Landlord in all matters, as applicable, relating to surrendering the Eighth Floor Premises in accordance with the surrender requirements and in the condition required pursuant to the Lease; provided, however, that, notwithstanding anything to the contrary contained in the Lease, Tenant may surrender all of (and shall have no obligation to remove any of) the alterations and other leasehold improvements existing in the Eighth Floor Premises as of the Effective Date broom clean and in their “as-is” condition as of the date of this Agreement. After

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the Eighth Floor Termination Date, Tenant shall have no further rights of any kind with respect to the Eighth Floor Premises. Notwithstanding the foregoing, as provided in Section 1(e) below, those provisions of the Lease which, by their terms, survive the termination of the Lease shall survive the surrender of the Eighth Floor Premises and termination of the Lease with respect to the Eighth Floor Premises provided for herein. Notwithstanding anything to the contrary contained in this Agreement, prior to the Eighth Floor Termination Date, Tenant shall either remove Tenant’s network serving the Eighth Floor Premises or disconnect such network serving the Eighth Floor from the network serving the Fifth Floor Premises.

(e)No Further Obligations. Landlord and Tenant each agree that the other is excused as of the Eighth Floor Termination Date from any further obligations under the Lease with respect to the Eighth Floor Premises, excepting only such obligations under the Lease which are, by their terms, intended to survive termination of the Lease. In addition, nothing herein shall be deemed to limit or terminate any common law or statutory rights either party may have with respect to the other, including in connection any hazardous materials or for violations of any governmental requirements or requirements of applicable law. Nothing herein shall excuse Tenant or Landlord from their respective obligations under the Lease, as modified by this Agreement, with respect to the Eighth Floor Premises prior to the Eighth Floor Termination Date.

(f)Reconciliation of Operating Expenses. Landlord and Tenant hereby agree that, as consideration for entering into this Agreement, there shall be no reconciliation of Operating Expenses under the Lease with respect to the Eighth Floor Premises for the 2023 calendar year or any other period prior to the Eighth Floor Termination Date, and each party waives any claims against the other for overpayments and/or underpayments of Operating Expenses with respect to such periods.

2.Fifth Floor Premises Termination.

(a)Fifth Floor Termination Date. Landlord and Tenant agree, subject to and in consideration of the terms and conditions set forth in this Agreement, including Tenant’s payment to Landlord of the Eighth Floor Termination Payment, to accelerate the expiration date of the Lease with respect to the Fifth Floor Premises, from December 31, 2029, to December 31, 2024 (the “Fifth Floor Termination Date”).

(b)Annual Fixed Rent, Operating Expenses and Taxes. Tenant shall be responsible for the payment of all Annual Fixed Rent, the Operating Expenses Excess and payments in lieu of Tenant’s share of real estate taxes as provided in Section 3 below and all other obligations due under the Lease with respect to the Fifth Floor Premises through the Fifth Floor Termination Date. Tenant shall not be required to pay Annual Fixed Rent, Operating Expenses Excess, payments in lieu of Tenant’s share of real estate taxes with respect to the Fifth Floor Premises for any period following the Fifth Floor Termination Date so long as Tenant surrenders the Fifth Floor Premises in strict compliance with the terms of Section 2(c) of this Agreement and the Lease.

(c)Termination and Surrender. Tenant shall voluntarily surrender the Fifth Floor Premises on the Fifth Floor Termination Date as provided in this Agreement. Tenant agrees to cooperate reasonably with Landlord in all matters, as applicable, relating to surrendering the Fifth Floor Premises in accordance with the surrender requirements and in the condition required pursuant to the Lease, broom clean and in their “as-is” condition as of the date of this Agreement; provided, however, that, notwithstanding anything to the contrary contained in the Lease, Tenant may surrender all of (and shall have no obligation to remove any of) the alterations and other leasehold improvements existing in the Fifth Floor Premises as of the Effective Date as well as the Fifth Floor Alterations. Landlord hereby approves of those certain minor alterations to the Fifth Floor Premises reflected on Exhibit B attached hereto (the “Fifth Floor Alterations”), subject to Landlord’s approval of more detailed plans and specifications, which approval will not be

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unreasonably withheld. Tenant may make such Fifth Floor Alterations subject to the terms and conditions of Article VIII of the original Lease, at Tenant’s sole cost and expense. After the Fifth Floor Termination Date, Tenant shall have no further rights of any kind with respect to the Fifth Floor Premises. Notwithstanding the foregoing, as provided in Section 2(d) below, those provisions of the Lease which, by their terms, survive the termination of the Lease shall survive the surrender of the Fifth Floor Premises and termination of the Lease with respect to the Fifth Floor Premises provided for herein.

(d)No Further Obligations. Landlord and Tenant each agree that the other is excused as of the Fifth Floor Termination Date from any further obligations under the Lease with respect to the Fifth Floor Premises, excepting only such obligations under the Lease which are, by their terms, intended to survive termination of the Lease. In addition, nothing herein shall be deemed to limit or terminate any common law or statutory rights either party may have with respect to the other, including in connection any hazardous materials or for violations of any governmental requirements or requirements of applicable law. Nothing herein shall excuse Tenant or Landlord from their respective obligations under the Lease, as modified by this Agreement, with respect to the Fifth Floor Premises prior to the Fifth Floor Termination Date.

(e)Reconciliation of Operating Expenses. Landlord and Tenant hereby agree that, as consideration for entering into this Agreement, following the Fifth Floor Termination Date, there shall be no reconciliation of Operating Expenses under the Lease with respect to the Fifth Floor Premises for the 2024 calendar year and each party waives any claims against the other for overpayments and/or underpayments of Operating Expenses with respect to such period.

3.Modification of Lease. Landlord and Tenant hereby agree, subject to Tenant’s satisfaction (or Landlord’s waiver) of all of the terms and conditions set forth in this Agreement, as amend the Lease as follows:

(a)Annual Fixed Rent. Commencing on July 1, 2023, through the Fifth Floor Termination Date, Tenant shall pay Monthly Fixed Rent in the amount of $[***] per month.

(b)Operating Expenses. Commencing on July 1, 2023, through the Fifth Floor Termination Date, Tenant shall continue to pay the Operating Expense Excess with respect to the Fifth Floor Premises un accordance with the provisions of Section 8 of the Fourth Amendment.

(c)Real Estate Taxes. Commencing on July 1, 2023, through the Fifth Floor Termination Date, Tenant shall continue to make payments to Landlord, in lieu of Tenant’s share of real estate taxes with respect to the Fifth Floor Premises, in accordance with the provisions of Section 9 of the Fourth Amendment, in the amount of $[***] per month.

(d)Waiver of Second Floor Termination Payment. Notwithstanding anything to the contrary contained in the Sixth Amendment or elsewhere in the Lease, Landlord agrees to waive the payment of any remaining monthly installments of the Termination Payment (as defined in Section 6 of the Sixth Amendment) payable following the Effective Date in connection the termination of the Second Floor Premises.

(e)Security Deposit. As of the Effective Date, Landlord holds a Security Deposit in the form of a Letter of Credit in the amount of $[***]. Notwithstanding anything to the contrary contained in the Lease, provided that no default then exists beyond applicable notice and cure periods, the amount of the Security Deposit shall be reduced on July 1, 2023, to $[***], and shall not be subject to further reduction during the remaining Term. The reduction of the Letter of Credit shall be accomplished as follows: Tenant shall provide Landlord with a substitute Letter of Credit in the reduced Security Deposit amount or an amendment to the existing Letter of Credit reducing it to $[***] and Landlord shall promptly (i) return the existing Letter of Credit to

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Tenant, or (ii) approve in writing the amendment to the Letter of Credit, as applicable, within [***] days following receipt thereof.

(f)Parking. Notwithstanding anything to the contrary contained in the Lease, commencing on July 1, 2023, Tenant shall be entitled to a total of 110 parking spaces during the remainder of the Term (“Remaining Parking Spaces”), with 55 of such Remaining Parking Spaces being in the Garage and 55 of such Remaining Parking Spaces being in the Trilogy parking garage. Tenant shall have the right, from time to time with [***] days prior written notice to Landlord, to reduce the number of Remaining Parking Spaces allocated for Tenant’s use and payment for such Remaining Parking Spaces; provided, however, that any such reduction in the number of Remaining Parking Space elected by Tenant shall first reduce the number of Remaining Parking Space available in the Garage until no further Remaining Parking Spaces remain in the Garage. Once Tenant has elected pursuant to the immediately preceding sentence to reduce the number of Remaining Parking Spaces available to Tenant, Tenant shall have no right thereafter the recapture any of the Remaining Parking Spaces relinquished by Tenant.

(g)Early Termination Option. Section 15(B) of the Fourth Amendment as Section 10 of the Seventh Amendment are hereby deleted in their entirety.

4.Removal of Personal Property.

(a)Tenant shall remove all of Tenant’s personal property (exclusive of any Cable which may be surrendered in its as is locations) from the Eighth Floor Premises prior to the Eighth Floor Termination Date. Any personal property of Tenant remaining in the Eighth Floor Premises after the Eight Floor Termination Date is hereby agreed to be abandoned by Tenant and may be disposed of by Landlord, in Landlord’s sole discretion, without obligation or liability of any kind to Tenant.

(b)Tenant shall remove all of Tenant’s personal property (exclusive of any Cable which may be surrendered in its as is locations) from the Fifth Floor Premises prior to the Fifth Floor Termination Date, except for the personal property identified on Schedule 1 attached to the Bill of Sale and Assignment (as hereinafter defined), which shall be delivered to Landlord in substantially the same condition as such personal property exists as of the date of this Agreement and shall become the property of Landlord as of the Fifth Floor Termination Date. Tenant shall deliver to Landlord, prior to the Fifth Floor Termination Date, a Bill of Sale and Assignment in substantially the form attached hereto as Exhibit A (the “Bill of Sale and Assignment”). Within 30 days after the Effective Date, a representative of each of Landlord and Tenant shall conduct a walk-through of the Fifth Floor Premises and prepare a mutually acceptable inventory list of the personal property to be transferred to Landlord which will be attached as Schedule 1 to the Bill of Sale and Assignment.

5.Acknowledgment; Representation. Landlord and Tenant acknowledge and agree that they have read the provisions of this Agreement, understand them, and are bound by them. Time is of the essence in this Agreement. Landlord represents to Tenant that (a) there is no current mortgage or ground lease encumbering the Premises except solely for that Second Amended and Restated Ground Lease, dated as of February 1, 2011, by and between ARE-MA Region No. 88 Owner Limited Partnership, a Massachusetts limited partnership (as successor-in-interest to ARE-MA Region no. 88 Holding Limited Partnership, as successor-in-interest to Landmark Center Owner limited Partnership, “Region No. 88 Owner”), as landlord, and Landlord (as successor-in-interest to ARE-MA Region No. 88 Holding Limited Partnership, as successor-in-interest to Landmark Center Park Drive LLC), as tenant, as amended by that certain First Amendment to Second Amended and Restated Ground Lease, dated as of January 31, 2020, and as amended by that certain Second Amendment to Second Amended and Restated Ground Lease, dated as of May 29, 2020 (as amended, the “Ground Lease”) and (b) the consent of Region No. 88 Owner to this Agreement is not required under the Ground Lease.

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6.No Assignment. Tenant represents and warrants that, except with respect to the subleases affecting portions of the Premises expressly identified in the immediately following sentence, Tenant has not assigned, mortgaged, subleased, pledged, encumbered or otherwise transferred any interest in the Lease and that Tenant holds the interest in the Premises as set forth in the Lease as of the date of this Agreement.

7.No Modification. This Agreement may not be modified or terminated except in writing signed by all parties.

8.Successors and Assigns. The covenants and agreements herein contained shall inure to the benefit and be binding upon the parties and their respective successors and assigns.

9.Attorneys’ Fees. In the event of a dispute between the parties, the prevailing party shall be entitled to have its reasonable attorneys’ fees and costs paid by the other party.

10.Conflict of Laws. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

11.OFAC. Tenant is currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

12.Confidentiality. Except where required by law or governmental or judicial order or in any litigation involving the matters provided for herein, Landlord and Tenant agree to keep the financial terms of this Agreement confidential and agrees that neither will disclose the financial terms hereof to any other tenant in the Building, any brokers, or any third persons whatsoever other than to their respective brokers, accountants, attorneys, consultants or affiliates.

13.Counterparts. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

14.Miscellaneous. Except as amended and/or modified by this Agreement, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Lease, the provisions of this Agreement shall prevail. Whether or not specifically amended by this Agreement, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Agreement.

[Signatures on attached page]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TENANT:    TOAST, INC.,
a Delaware corporation
By:    /s/ Elena Gomez
Name:    Elena Gomez
Its:    Chief Financial Officer
X I hereby certify that the signature, name, and title
above are my signature, name and title.

LANDLORD:    ARE-MA REGION NO. 88 TENANT, LLC,
a Delaware limited liability company
By    ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member
By:    ARE-QRS CORP.,
a Maryland corporation,
general partner
By:    /s/ Allison Grochola
Name:    Allison Grochola
Its:    SVP - Real Estate Legal Affairs

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Exhibit A

[***]

A-1

Exhibit B

[***]

B-1